                                                                Reg. No. 2-34223
                                                                     Rule 497(e)


                       ACORN FUND AND ACORN INTERNATIONAL
                       Supplement Dated November 16, 1995
             to Acorn Investment Trust Prospectus Dated May 1, 1995



Acorn Fund and Acorn International (each, a "Fund") are now open to new investors. We initially closed the Funds because we did not have adequate resources to effectively manage the rapid cash inflows. Since then, we have substantially increased our staff and improved our systems. At a recent meeting, the Acorn Investment Trust Board of Trustees determined that Wanger Asset Management, L.P. (the advisor to the Funds) can responsibly manage additional assets from new investors. The Trustees therefore concluded that it is in the Funds' best interest to reopen both Acorn Fund and Acorn International.

Acorn Investment Trust reserves the right to close one or both of the Funds to new investors if additional cash flows are deemed detrimental to managing the Funds.

prospectus 1995


Acorn Fund
Acorn International
No-Load Funds

Prospectus and Application
May 1, 1995

Managed by
Wanger Asset Management, L.P.

Dear Investor:


Thank you for your interest in the Acorn Funds. We hope you find our prospectus informative and helpful.

Wanger Asset Management has developed a reputation for finding small high-quality companies that rise substantially in value. We are pleased that our 25 year old Acorn Fund is considered one of the nation's best small-company growth funds, with over $2 billion in assets.

Acorn International has grown to nearly $1.4 billion in assets. We are proud of this toddler and are working hard to find interesting companies to buy here and overseas.

And remember, investing with us saves you money. Both Acorn Fund and Acorn International are 100% no-load. There are no sales charges, no 12b-1 fees, and no hidden expenses. We invest for the long-term (at least 3-5 years), so our turnover rate is low. This keeps our trading costs down and minimizes shareholders' taxes.

Providing quality service to our shareholders is very important to us. Starting with this simplified prospectus, we revamped all of our forms to make doing business with us even easier. Now, whether you need to change your account registration, change your IRA beneficiaries, or make another type of transaction, one of our customer service representatives can help. Simply call our toll-free number, 1-800-9-ACORN-9 (1-800-922-6769) during regular business hours for assistance.

We look forward to a long and mutually rewarding relationship with you.

Sincerely,


/s/ Ralph Wanger
Ralph Wanger
President


(Not part of the prospectus.)

Please read this prospectus before investing, and keep it on file for future reference. It contains important information, including how the funds invest and the services available to shareholders.

A Statement of Additional Information ("SAI") dated May 1, 1995 has been filed with the Securities and Exchange Commission, and is incorporated herein by ref-erence (is legally considered a part of this prospectus). The SAI is available free upon request by calling Acorn at 1-800-9-ACORN-9 (1-800-922-6769).

LIKE ALL MUTUAL FUNDS, THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMIS-SION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTA-TION TO THE CONTRARY IS A CRIMINAL OFFENSE.

ACORN FUND
ACORN INTERNATIONAL
NO-LOAD FUNDS

ACORN FUND and ACORN INTERNATIONAL invest for long-term capital growth. Each fund invests mostly in stocks of small and medium-size companies. Acorn Fund invests mostly in U.S. companies, but also has significant foreign investments. Acorn International invests in non-U.S. companies.


PROSPECTUS

MAY 1, 1995

ACORN INVESTMENT TRUST

227 West Monroe Street
Suite 3000
Chicago, Illinois 60606

CONTENTS

THE FUNDS AT A GLANCE          4 GOAL, STRATEGY, AND WHO MAY
                                  WANT TO INVEST

EXPENSES AND PERFORMANCE       5 EXPENSES
                               6 FINANCIAL HISTORY
                               7 PERFORMANCE

YOUR ACCOUNT                   8 DOING BUSINESS WITH ACORN
                               8 ARE YOU ELIGIBLE TO INVEST?
                               9 CHOICES FOR YOUR ACCOUNT
                                  REGISTRATION
                              10 HOW TO BUY SHARES
                              12 HOW TO SELL SHARES

SHAREHOLDER AND ACCOUNT       15 STATEMENTS AND REPORTS
POLICIES
                              15 SHARE PRICE
                              17 ACCOUNT REGISTRATION
                              17 TELEPHONE TRANSACTIONS
                              18 EXCHANGE PLAN RESTRICTIONS

DIVIDENDS, CAPITAL GAINS,     20 DISTRIBUTION OPTIONS AND TAXES
AND TAXES

THE FUNDS IN DETAIL           22 ORGANIZATION
                              22 MANAGEMENT
                              23 EXPENSES
                              23 THE ACORN PHILOSOPHY
                              26 SECURITIES, INVESTMENT
                                  PRACTICES AND RISKS
HOW TO CONTACT US             32 OUR ADDRESSES AND PHONE NUMBERS

                                       3                              PROSPECTUS

THE FUNDS AT A GLANCE

GOAL
Acorn Fund and Acorn International invest for long-term growth of capital.

STRATEGY
Acorn Fund and Acorn International invest primarily in stocks of small and me-dium-size companies. The funds look for attractively-priced companies that Wanger Asset Management, investment adviser to the Funds, thinks will benefit from favorable long-term social, economic, or political trends. The areas of emphasis change from time to time. Acorn Fund invests mostly in U.S. companies, but also has significant foreign investments. Acorn International invests in non-U.S. companies.

MANAGEMENT
Wanger Asset Management (WAM) chooses investments for the funds. Ralph Wanger has managed both funds since they commenced opera-

--------------------------------------------------------------------------------
ARE YOU ELIGIBLE TO INVEST?

The funds are closed to new investors. The Acorn funds invest in small and medi-um-sized companies, so there are often limits on the amount we can (or want to) invest in a single company. Too much new money to invest could mean that we would have to buy so many stocks that the portfolios would become unwieldy. See page 8 to find out if you are eligible to invest.

--------------------------------------------------------------------------------
tions. WAM has a team of analysts and portfolio managers who concentrate on in-vestment themes, countries, economic sectors, industries, and companies.

WHO MAY WANT TO INVEST
Acorn Fund and Acorn International are designed for investors who want long-term growth of capital rather than income and who have the long-term investment outlook needed for investing in the stocks of small and medium-size companies in the U.S. and overseas.

The value of each fund's investments and the return it generates vary from day to day. Performance depends on WAM's skill in identifying the trends that are the basis for the funds' stock selections, and in picking individual stocks, as well as general market and economic conditions. When you sell your shares, they may be worth more or less than what you paid for them.

The stocks of smaller companies often involve more risk than the stocks of larger companies. Over time, stocks have shown greater growth potential than other types of securities. In the short term, however, stock prices may fluctu-ate widely in response to company, market or economic news. The funds do not pursue income, and are not by themselves a balanced investment plan.

See "Your Account" for how to buy and redeem shares.

PROSPECTUS                             4

EXPENSES AND PERFORMANCE
EXPENSES
SHAREHOLDER TRANSACTION EXPENSES are charges you pay when you buy or sell shares of a fund.

TRANSACTION EXPENSES

Maximum sales charge on purchases and reinvested dividends................. NONE
Deferred sales charge on redemptions....................................... NONE
Exchange fee............................................................... NONE
Wire transaction fee....................................................... NONE

ANNUAL FUND OPERATING EXPENSES. Each fund pays its own operating expenses including the management fee to WAM. Expenses are factored into a fund's price or dividends, are subtracted from the share price daily, and are not charged directly to shareholder accounts.

The following are projections based on historical expenses, and are calculated as a percentage of average net assets.

ACORN FUND

Management fee............................................................. .48%
12b-1 fee.................................................................. NONE
Other expenses............................................................. .14%
                                                                            ----
Total fund operating expenses.............................................. .62%

ACORN INTERNATIONAL

Management fee............................................................  .85%
12b-1 fee.................................................................  NONE
Other expenses............................................................  .39%
                                                                           -----
Total fund operating expenses............................................. 1.24%


--------------------------------------------------------------------------------
UNDERSTANDING EXPENSES

Operating a mutual fund involves a variety of expenses for portfolio management, shareholder statements, tax reporting, and other services. These costs are paid from the fund's assets; any quoted share price or return is after expenses.

--------------------------------------------------------------------------------

EXAMPLE: Let's say, hypothetically, that each fund's annual return is 5% and that its operating expenses are exactly as shown in the column to the left. For every $1,000 you invested, here's how much you would have paid in total ex-penses if you closed your account after the number of years indicated:

ACORN FUND

After 1 year............................................................... $  6
After 3 years.............................................................. $ 20
After 5 years.............................................................. $ 35
After 10 years............................................................. $ 77

ACORN INTERNATIONAL

After 1 year............................................................... $ 13
After 3 years.............................................................. $ 39
After 5 years.............................................................. $ 68
After 10 years............................................................. $150

These examples illustrate the effect of expenses, but are not meant to suggest actual or expected costs or returns, all of which may vary.

                                       5                              PROSPECTUS

FINANCIAL HISTORY

ACORN FUND

 Fiscal periods ended December 31                         1994    1993    1992
-------------------------------------------------------------------------------
 Net asset value, beginning of year...................  $13.95  $11.06  $ 9.32
 INCOME FROM INVESTMENT OPERATIONS
 Net investment income................................     .06     .04     .07
 Net realized & unrealized gains or (losses) on
  securities..........................................   (1.10)   3.50    2.16
-------------------------------------------------------------------------------
  Total from investment operations....................   (1.04)   3.54    2.23
 LESS DISTRIBUTIONS
 Dividends (from net investment income)...............    (.11)   (.06)   (.08)
 Distributions (from capital gains reportable for
  income tax purposes)................................    (.56)   (.59)   (.41)
-------------------------------------------------------------------------------
  Total distributions.................................    (.67)   (.65)   (.49)
-------------------------------------------------------------------------------
 Net asset value, end of year.........................  $12.24  $13.95  $11.06
-------------------------------------------------------------------------------
 Total return.........................................     -7%     32%     24%
 RATIOS/SUPPLEMENTAL DATA
 Ratio of expenses to average net assets..............    .62%    .65%    .67%
 Ratio of net investment income to average net assets.    .55%    .30%    .72%
 Portfolio turnover rate..............................     18%     20%     25%
 Net assets, end of year (in millions)................  $1,983  $2,035  $1,449

ACORN INTERNATIONAL

 Fiscal periods ended December 31                         1994    1993   1992+
-------------------------------------------------------------------------------
 Net asset value, beginning of period................   $15.94  $10.69 $10.00
 INCOME FROM INVESTMENT OPERATIONS
 Net investment income (loss)........................      .07     .00   (.03)
 Net realized & unrealized gains or (losses) on
  securities.........................................     (.67)   5.25    .72
-------------------------------------------------------------------------------
  Total from investment operations...................     (.60)   5.25    .69
 LESS DISTRIBUTIONS
 Dividends (from net investment income)..............     (.00)    .00    .00
 Distributions (from capital gains reportable for
  income tax purposes)...............................     (.10)    .00    .00
-------------------------------------------------------------------------------
  Total distributions................................     (.10)    .00    .00
-------------------------------------------------------------------------------
 Net asset value, end of period......................   $15.24  $15.94 $10.69
-------------------------------------------------------------------------------
 Total return........................................    -3.8%   49.1%   6.9%
 RATIOS/SUPPLEMENTAL DATA
 Ratio of expenses to average net assets.............     1.2%   1.21%   2.4%*
 Ratio of net investment income to average net
  assets.............................................      .5%    0.1%  (1.4%)*
 Portfolio turnover rate.............................      20%     19%    20%
 Net assets, end of period (in millions).............   $1,363  $  907    $30

*Annualized   +From 9/23/92 (commencement of operations) to 12/31/92

   ------------------------------------------------------------------

This information has been audited by Ernst & Young LLP, independent auditors. Their unqualified report is included in each fund's Annual Report. The Annual Reports are incorporated by reference into and are legally a part of the SAI.

PROSPECTUS                             6

  1991       1990           1989           1988           1987           1986           1985
---------------------------------------------------------------------------------------------
$ 6.51      $8.58          $7.27          $6.48          $7.45          $7.56          $6.18
   .11        .12            .13            .12            .14            .13            .12
  2.95      (1.62)          1.65           1.47            .12           1.07           1.73
---------------------------------------------------------------------------------------------
  3.06      (1.50)          1.78           1.59            .26           1.20           1.85
  (.10)      (.13)          (.11)          (.16)          (.15)          (.10)          (.10)
  (.15)      (.44)          (.36)          (.64)         (1.08)         (1.21)          (.37)
---------------------------------------------------------------------------------------------
  (.25)      (.57)          (.47)          (.80)         (1.23)         (1.31)          (.47)
---------------------------------------------------------------------------------------------
$ 9.32      $6.51          $8.58          $7.27          $6.48          $7.45          $7.56
---------------------------------------------------------------------------------------------
   47%      (18%)            25%            25%             4%            17%            32%
  .72%       .82%           .73%           .80%           .82%           .79%           .78%
 1.30%      1.60%          1.59%          1.52%          1.85%          1.71%          1.73%
   25%        36%            26%            36%            52%            34%            32%
$1,150      $ 767          $ 855          $ 563          $ 418          $ 415          $ 317


PERFORMANCE
Mutual fund performance is commonly measured as total return.
Total return is the change in value of an investment in a fund over a given pe-riod, assuming reinvestment of any dividends and capital gains. TOTAL RETURN reflects actual performance over a stated period of time. AVERAGE ANNUAL TOTAL RETURN is a hypothetical rate of return that, if achieved annually, would have produced the same total return if performance had been constant over the entire period. Average annual total returns smooth out variations in performance; they are not the same as actual year-by-year results.



Total returns are based on past results and are not a prediction of future performance. They do not include the effect of income taxes.

The funds sometimes show their performance compared to stock indexes (described in the statement of additional information), or give their ratings or rankings determined by an unrelated organization.

Information about the performance of the funds is contained in each fund's an-nual report which may be obtained free of charge by calling Acorn at 1-800-9-ACORN-9 (1-800-922-6769).
                                       7                              PROSPECTUS

YOUR ACCOUNT
DOING BUSINESS WITH ACORN
Acorn provides customers with service Monday through Friday, except holidays, from 8:00 a.m. to 4:30 p.m.
Chicago (central) time.

To reach Acorn, call:

 . For help in setting up your account, prices, literature, or fund informa-
  tion--1-800-9-ACORN-9 (1-800-922-6769) (from outside the U.S.: 1-312-634-
  9240)

 . For existing IRAs--call our transfer agent at 1-800-962-1585

 . To add to your existing account, to redeem shares, or to exchange shares by phone--call our transfer agent by 3:00 p.m. Chicago (central) time at 1-800-962-1585 (outside the U.S.: 1-617-774-5000 ext. 6457)

-------------------------------------------------------------------------------
ACORN FACTS

 . Assets in Acorn mutual funds: over $3 billion

 . Number of shareholder accounts: more than 150,000

 . Number of portfolio managers and analysts working for the funds: 10

-------------------------------------------------------------------------------

ARE YOU ELIGIBLE TO INVEST?
Acorn Fund and Acorn International closed to new investors because we believe that uncontrolled growth might hurt investment performance. As a shareholder, you may still add to your existing Acorn account. You may open a new account if--

 . you are already a shareholder (in your own name or as beneficial owner of shares held in someone else's name) in Acorn Fund or Acorn International;

 . you are using the exchange plan to move your investment among Acorn Fund, Acorn International, or the money funds;

 . your business or other organization is already a shareholder of Acorn Fund or Acorn International and you are opening an account for an employee bene-fit plan sponsored by that organization or an affiliated organization;

 . you are transferring or doing a "rollover" into an Acorn IRA from an em-ployee benefit plan through which you held shares of Acorn Fund or Acorn In-ternational (if your plan doesn't qualify for rollovers you may still open a new account with all or part of the proceeds of a distribution from the plan); or

 . you are an Acorn trustee or officer, or a partner or employee of WAM, or a member of the immediate family of any of those people, or you are a client of WAM.

You may continue to reinvest your dividends and distributions from the funds. An employee benefit plan which is a fund shareholder may continue to buy shares in the ordinary course of the plan's opera-tions, even for new plan participants.

Call us at 1-800-9-ACORN-9 (1-800-922-6769) if you have questions about your eligibility to invest.
PROSPECTUS                             8

CHOICES FOR YOUR ACCOUNT REGISTRATION

INDIVIDUAL OR JOINT OWNERSHIP
For your general investment needs

Individual accounts are owned by one person. Joint accounts can have two or more owners.

--------------------------------------------------------------------------------
GIFT OR TRANSFER TO A MINOR (UGMA, UTMA)
To invest for a minor's education or other future needs

These custodial accounts provide a way to give money to a minor. The account application must include the minor's social security number.

--------------------------------------------------------------------------------
TRUST OR ESTABLISHED EMPLOYEE BENEFIT OR PROFIT-SHARING PLAN
For money being invested by a trust, employee benefit plan, or profit-sharing plan

The trust or plan must be established before an account can be opened.

--------------------------------------------------------------------------------
CORPORATION OR OTHER ENTITY
For investment needs of corporations, associations, partnerships, institutions, or other groups

You will need to send a certified corporate resolution with your application.

--------------------------------------------------------------------------------
RETIREMENT
To shelter your retirement savings from taxes

Retirement plans allow individuals to shelter investment income and capital gains from current taxes. Contributions to these accounts may be tax deduct-ible. IRAs require a special application (call 1 800 9-ACORN-9); lower minimum investments apply.
 . ACORN INDIVIDUAL RETIREMENT ACCOUNTS (IRAS) allow anyone of legal age and un-
  der 70 1/2 with earned income to save up to $2,000 per tax year. If your spouse has (or elects to be treated as having) earned income of less than
  $250 your spouse may invest in a "Spousal IRA." Each account is subject to the $2,000 maximum; the maximum for your combined accounts is $2,250.
 . ROLLOVER IRAS retain special tax advantages for certain distributions from employer-sponsored retirement plans.
 . SIMPLIFIED EMPLOYEE PENSION PLANS (SEP-IRAS) allow small business owners or those with self-employment income to make tax-deductible contributions of up to $30,000 per year for themselves and any eligible employees.
 . OTHER RETIREMENT PLANS--The funds may be used as investments in other kinds of retirement plans, including Keogh or corporate profit sharing and money purchase plans, 403(b) plans, and 401(k) plans. All of these accounts need to be established by the trustee of the plan. Acorn does not offer prototypes of these plans.
                                       9                              PROSPECTUS

HOW TO BUY SHARES
YOU CAN OPEN A NEW ACCOUNT BY:

 . mailing in an application with a check or money order for $1,000 or more, or

 . using the exchange plan to move $1,000 or more from an account with Acorn
  Fund, Acorn International, or one of the money funds into an identically reg-istered account in Acorn Fund or Acorn International.

AFTER YOUR ACCOUNT IS OPEN, YOU MAY ADD TO IT BY:

 . wiring money from your bank;

 . moving money from your bank account by telephone if you participate in the telephone purchase plan;

 . using the telephone exchange plan to move your investment from one fund to the other, or from one of the money funds; or

 . mailing a check or money order with the stub from one of your account state-ments, or a letter.

You must make your telephone purchases or exchanges from Acorn or Acorn Inter-national by 3:00 p.m. Chicago (central) time.

See "Shareholder and Account Policies" for more information about the exchange plan.

IF YOU ARE INVESTING THROUGH AN ACORN IRA for the first time you will need a special application. Call 1-800-9-ACORN-9 (1-800-922-6769) or complete and re-turn the enclosed card for information and an application for an Acorn IRA. For both initial and subsequent IRA investments, please indicate the year for which the investment is being made.

Acorn Fund and Acorn International are NO-LOAD FUNDS, which means you pay no sales commissions of any kind. The price you pay for shares is the net asset value ("NAV") next calculated after your investment is received and accepted. An order is considered received when the application (for a new account) or in-formation identifying the account and the money are received. See "Shareholder and Account Policies" for more information about share price.

MINIMUM INVESTMENTS

To open an account    $1,000
To open an IRA        $  200
To add to an account  $  100
Minimum balance       $1,000

If you sign up for the Automatic Investment Plan and later wish to change the amount or frequency of your automatic investments, or stop future investments, you may do so by simply calling us at 1-800-962-1585 at least one week prior to your next scheduled investment date.

                                                          (continued on page 12)
PROSPECTUS                             10

HOW TO BUY SHARES

PHONE 1-800-962-1585

                                                                            LOGO
--------------------------------------------------------------------------------
TO OPEN AN ACCOUNT:                  TO ADD TO AN ACCOUNT:
 . Exchange between funds or from     . Exchange between accounts with the same
  a money fund account (only if        registration, including name, address,
  you had invested in the money        and taxpayer ID number.
  fund by exchanging from Acorn
  Fund or Acorn International)       . Use the telephone purchase plan to
  with the same registration,          transfer $100 to $50,000 from your bank
  including name, address, and         account. Call first to verify that this
  taxpayer ID number.                  service is in place on your account.
                                       (This service is not available for
                                       IRAs.)
You must make your telephone purchases or exchanges from Acorn or Acorn International by 3:00 p.m. Chicago (central) time.
--------------------------------------------------------------------------------
MAIL

                                                                            LOGO
--------------------------------------------------------------------------------
TO OPEN AN ACCOUNT:                  TO ADD TO AN ACCOUNT:
 . Complete and sign the applica-     . Make your check payable to "Acorn Fund"
  tion. Make your check payable        or "Acorn International." Put your fund
  to "Acorn Fund" or "Acorn In-        account number on your check. Use the
  ternational."                        return envelope that comes with your
                                       statements, or mail to the address on
                                       your statement.
  Mail to the address on the application,
  or for overnight delivery:
  Boston Financial Data Services
  Attn: Acorn Funds
  2 Heritage Drive
  N. Quincy, MA 02171
--------------------------------------------------------------------------------
WIRE

                                                                            LOGO
--------------------------------------------------------------------------------
TO OPEN AN ACCOUNT:                   TO ADD TO AN ACCOUNT:
 . You may not open a new account     . Wire to:
  by wire.                             State Street Bank and Trust Co.
                                       Attn: Mutual Funds Boston, MA 02110
                                         Routing #0110-0002-8 Deposit DDA
                                         9902-990-2
                                       Specify the name of the fund and the
                                       name and the number on your account
--------------------------------------------------------------------------------
AUTOMATICALLY

                                                                            LOGO
--------------------------------------------------------------------------------
TO OPEN AN ACCOUNT:                  TO ADD TO AN ACCOUNT:
 . You may not open a new account     . Sign up on the purchase application for
  automatically.                       monthly or quarterly transfers of $100
                                       to $50,000 from your bank account, or
                                       call 1-800-9-ACORN-9 (1-800-922-6769)
                                       for an Account Services form. If you
                                       already have this service, you can eas-
                                       ily change the frequency or amount of
                                       your automatic investments over the
                                       phone by calling 1-800-962-1585.

--------------------------------------------------------------------------------
TDD--Service for the deaf and hearing-impaired: 1-800-306-4567

                                       11                             PROSPECTUS

HOW TO SELL SHARES
You can arrange to take money out of your fund account at any time by selling (redeeming) some or all of your shares. Your shares will be sold at the next NAV (share price) calculated after your order is received and accepted. See "Shareholder and Account Policies" for more information about share price.

To sell shares in a regular (non-IRA) account, you may use any of the methods described here. To sell shares in an Acorn IRA, your request must be made in writing, except for exchanges between funds or to one of the money funds, which can be requested before 3:00 p.m. Chicago (central) time by phone or in writ-ing. If you need an IRA Withdrawal Request form, call us at 1-800-9-ACORN-9 (1-800-922-6769).

THE TELEPHONE REDEMPTION PLAN lets you redeem $100 to $50,000 per day by phone. You must make your telephone redemptions by 3:00 p.m. Chicago (central) time. You automatically have the telephone redemption plan unless you decline it on your application. If you have changed the address on your account by telephone within 60 days of the telephone redemption request, this service is not avail-able. You must designate an account on your purchase application, or in writing with a signature guarantee, to have proceeds of redemption wired to your bank account.


THE SYSTEMATIC WITHDRAWAL PLAN lets you set up automatic monthly or quarterly redemptions from your account in specified dollar amounts if you have a $25,000 minimum Acorn account balance. Call 1-800-9-ACORN-9 (1-800-922-6769) for a Do-ing Business with Acorn form.

SELLING SHARES IN WRITING
Write a "letter of instruction" with:

 . your name,

 . the fund's name,

 . your fund account number,

 . the dollar amount or number of shares to be redeemed,

 . the stock certificates representing your shares to be redeemed, if you hold certificates for your shares, and

 . any other applicable requirements listed in the table on the next page.

Mail your letter to:
 State Street Bank and Trust Co.
 Attn: Acorn Funds
 P.O. Box 8502
 Boston, MA 02266-8502

If you are using overnight mail:
 Boston Financial Data Service
 Attn: Acorn Funds
 2 Heritage Drive
 N. Quincy, MA 02171

Do not sign your stock certificates. Send them by registered or certified mail so that you may receive confirmation of delivery.
                                                            continued on page 14
PROSPECTUS                             12

HOW TO SELL SHARES


PHONE 1-800-962-1585
                                                                            LOGO
--------------------------------------------------------------------------------
All accounts except       . To verify that the telephone redemption plan is in
IRAs                        place, call 1-800-9-ACORN-9 (1-800-922-6769). You
                            automatically have this feature on your account.
                          . Maximum--$50,000; minimum--$100
All account types         . To exchange between identically registered
                            accounts.
You must make your telephone redemptions by 3:00 p.m. Chicago (central) time.
--------------------------------------------------------------------------------

MAIL
                                                                            LOGO
--------------------------------------------------------------------------------
Individuals, Joint Owners, . The letter of instruction must be signed by all
Sole Proprietorships,        persons required to sign for transactions
UGMA, UTMA                   (usually, all owners of the account), exactly as
IRAs                         their names appear on the account.
                           . The account owner should complete an IRA
                             Withdrawal Request form.
                             Call 1-800-9-ACORN-9 (1-800-922-6769) to request
                            one.
Trust                     . The trustee must sign the letter indicating
                            capacity as trustee. If the account registration
                            does not include the trustee's name, provide a
                            copy of the trust document certified within the
                            last 60 days.
Business or               . The person or persons authorized by corporate
Organization                resolution to act on the account must sign, in
                            that person's official capacity, the redemption
                            request on the corporation's stationery.
                          . Include a corporate resolution certified within 60
                            days if the amount to be redeemed exceeds $50,000.
Executor,                 . Call 1-800-9-ACORN-9 (1-800-922-6769) for
Administrator,              instructions.
Conservator, Guardian

--------------------------------------------------------------------------------

WIRE
                                                                            LOGO
--------------------------------------------------------------------------------
All account types         . You must sign up for payment of redemptions by
except IRAs                 wire before using this feature. Call to verify
                            that this service is in place--1-800-9-ACORN-9
                            (1-800-922-6769).
                          . Minimum wire: $1,000; maximum: $50,000.
You must make your telephone redemptions by 3:00 p.m. Chicago (central) time.

--------------------------------------------------------------------------------

AUTOMATICALLY
                                                                            LOGO
--------------------------------------------------------------------------------
All account types         . Call 1-800-962-1585 to set up monthly or quarterly
                            automatic exchanges of $100 to $50,000 between identically registered accounts.

--------------------------------------------------------------------------------

TDD--Service for the deaf and hearing-impaired: 1-800-306-4567
NOTE: Some redemptions require signature guarantees. See page 14.

                                       13                             PROSPECTUS

CERTAIN REQUESTS MUST INCLUDE A SIGNATURE GUARANTEE, designed to protect you and Acorn from fraud. Your request must be made in writing and include a signa-ture guarantee if any of the following situations applies:

 . you wish to redeem more than $50,000 worth of shares;

 . your account registration has been changed within the last 60 days and the signature on your letter of instruction was not guaranteed;

 . the check is being mailed to an address different from the one on your ac-count (record address);

 . the check is being made payable to someone other than the account owner; or

 . you are instructing us to wire the proceeds to a bank or brokerage account and have not signed up for the telephone redemption by wire plan.

You should be able to obtain a signature guarantee from a bank, broker, dealer, credit union (if authorized under state law), securities exchange or associa-tion, clearing agency, or savings association. A notary public cannot provide a signature guarantee.

The price at which your shares will be redeemed is determined by the time of day our transfer agent receives your redemption request. The price per share is always the next net asset value (NAV) per share calculated after your redemp-tion request, including any required signature guarantee or supporting docu-ments, is received. The funds calculate NAV as of Closing Time on each day the New York Stock Exchange (NYSE) is open for trading. Closing Time is the close of regular session trading on the NYSE, which is usually 3:00 p.m. Chicago (central) time but is sometimes earlier.

To get today's price--

 . Use the telephone redemption plan to call your redemption request in before Closing Time (note that the Closing Time to exchange out of the money funds is 11:00 a.m. Chicago (central) time).

 . Have your written redemption request, with a signature guarantee if required and any supporting documents, delivered to our
 transfer agent before Closing Time.
                                       14
PROSPECTUS

SHAREHOLDER AND ACCOUNT POLICIES

STATEMENTS AND REPORTS that Acorn sends to you include:

 . Confirmation statements (after every transaction in your account or change in your account registration)

 . Account statements (quarterly)

 . Reports to shareholders (quarterly)

If you would like us to send duplicate statements to someone, simply call us at 1-800-962-1585, and we can take your request over the phone.

If you need copies of your historical account information, please call 1-800-962-1585. There is a small charge for historical account information for prior years.

SHARE PRICE
THE FUNDS ARE OPEN FOR BUSINESS each day the New York Stock Exchange (NYSE) is open. THE OFFERING PRICE (price to buy one share) and REDEMPTION PRICE (price to sell one share) are the fund's net asset value ("NAV") calculated at the next Closing Time after receipt of your order. Closing Time is the time of the close of regular session trading on The New York Stock Exchange, which is usu-ally 3:00 p.m. Chicago (central) time but is sometimes earlier.

A FUND'S NAV is the value of a single share. The NAV is computed by adding up the value of the fund's investments, cash, and other assets, subtracting its liabilities, and then dividing the result by the number of shares outstanding.

Each fund's portfolio securities and assets are valued primarily on the basis of market quotations from the primary market in which they are traded or, if quotations are not readily available, by a method that the board of trustees believes accurately reflects a fair value. Values of foreign securities are translated from the local currency into U.S. dollars using current exchange rates.

Your purchase or redemption of fund shares will be priced at the next NAV cal-culated after your investment (including the application, if for a new account, and the money) or redemption request is received and accepted. An order re-ceived before Closing Time will get that day's price. No telephone orders will be accepted after Closing Time.

PURCHASES
 . All of your purchases must be made in U.S. dollars and checks must be drawn on U.S. banks.

 . Acorn does not accept cash or credit cards.

 . If your check or telephone purchase order does not clear, your purchase will be cancelled and you will be liable for any losses or fees the fund or its transfer agent incurs.

                                       15                             PROSPECTUS

 . Your Automatic Investment Plan and Telephone Purchase Plan may be immediately terminated in the event that any item is unpaid by your financial institu-tion.

 . When you make a purchase by telephone, the money is ordinarily drawn from your bank account the day AFTER you call and the Acorn shares purchased are at the NAV calculated after the money is transferred.

EACH FUND RESERVES THE RIGHT TO reject any specific purchase order, including certain purchases through the exchange plan. See "Exchange Plan Restrictions." Purchase orders may be refused if, in WAM's opinion, they are of a size that would disrupt management of the fund.

CERTAIN FINANCIAL INSTITUTIONS that have entered into sales agreements with Acorn may enter confirmed purchase orders or redemption requests on behalf of customers on an expedited basis, including orders by phone, with payment to follow no later than the time when the fund is priced on the following business day. If payment is not received by that time, the financial institution could be held liable for resulting fees or losses. These institutions may impose charges for their services, and those charges could constitute a significant portion of a smaller account. Certain privileges available to record holders of shares of either fund, including the telephone exchange privilege, may not be available through brokers and financial institu-tions.


REDEMPTIONS
 . Normally, redemption proceeds will be mailed within seven business days after State Street Bank receives a request for redemption.

 . A fund may hold payment on redemptions until it is reasonably satisfied that it has received payment for a recent purchase made by check, by the Automatic Investment Plan, or by the Telephone Purchase Plan, which can take up to fif-teen days.

 . If you elected to participate in the Telephone Redemption by Wire plan, Acorn will send payment for your redemption to your bank account by wire transfer. Your bank may impose a fee for the incoming wire. Payment by wire is usually credited to your bank account on the next business day after your call.

 . Redemptions may be suspended or payment dates postponed on days when the NYSE is closed (other than weekends or holidays), when trading on the NYSE is re-stricted, or as permitted by the SEC.

 . There is ordinarily a 2% redemption fee on shares redeemed within 60 days of purchase (except by IRAs and retirement plans), but that fee will not be im-posed while the funds are closed.

PROSPECTUS                             16

IF THE VALUE OF YOUR ACCOUNT FALLS BELOW $1,000, Acorn reserves the right to close your account and send the proceeds to you. Your shares will be redeemed at the NAV calculated on the day your account is closed.

If checks representing (1) redemption proceeds, (2) withdrawals under a system-atic withdrawal plan, or (3) dividend and capital gains distributions are re-turned "undeliverable" or remain uncashed for six months, the checks shall be cancelled and the proceeds will be reinvested in the fund issuing the check at the per share net asset value on the date of cancellation. In addition, after such six-month period, (1) your systematic withdrawal plan will automatically be cancelled and future withdrawals will occur only when requested, or (2) your cash election will automatically be changed and future dividends and distribu-tions will be reinvested in your fund at the per share net asset value deter-mined on the date of payment of such distributions.

ACCOUNT REGISTRATION
ADDRESS CHANGES for your account may be made by calling 1-800-962-1585. Acorn will send a written confirmation of the change to both your old and new addresses. No telephone redemptions may be made for 60 days after a change of address by phone. During those 60 days, a signature guarantee will be required for any written redemption request unless your change of address was made in writing with a signature guarantee.

AME CHANGE. If your name has changed (by marriage or divorce, for example), write us a letter giving your account number(s) and old and new names. Sign the letter in both the old and new names and have your signature guaranteed.

OTHER ACCOUNT REGISTRATION CHANGES usually must be done in writing. Call us at 1-800-9-ACORN-9 (1-800-922-6769) for information on changing your account reg-istration.

TELEPHONE TRANSACTIONS
YOU MAY INITIATE MANY TRANSACTIONS BY TELEPHONE. Acorn will not be responsible for any losses resulting from unauthorized transactions if it follows reason-able procedures designed to verify the identity of the caller. Those procedures may include recording the call, requesting additional information, and sending written confirmation of telephone transactions.

You should verify the accuracy of telephone transactions immediately upon re-ceipt of your confirmation statement. If you do not want to be able to initiate transactions by telephone, decline these privileges on your account application or call Acorn for instructions at 1-800-962-1585.

                                       17                             PROSPECTUS

IF YOU ARE UNABLE TO REACH ACORN BY PHONE (for example, during periods of unu-sual market activity), consider placing your order by mail.

TELEPHONE EXCHANGE PLAN. Acorn's telephone exchange plan permits you to ex-change your investment between Acorn Fund and Acorn International, into one of the money market mutual funds participating in the plan (money funds) upon tel-ephone instructions, or from one of the money funds in which you had invested by exchanging from Acorn Fund or Acorn International. The MONEY FUNDS are:
Short Term Income Fund, Money Market Portfolio; Short Term Income Fund, U.S. Government Portfolio; Daily Tax Free Income Fund; California Daily Tax Free In-come Fund; Connecticut Daily Tax Free Income Fund; Florida Daily Tax Free In-come Fund; Michigan Daily Tax Free Income Fund; New Jersey Daily Municipal In-come Fund; New York Daily Tax Free Income Fund; North Carolina Daily Municipal Income Fund; and Pennsylvania Daily Municipal Income Fund.

Each of the money funds is a no-load fund managed by Reich & Tang Asset Manage-ment L.P. and offers check-writing privileges (for accounts other than IRAs) in addition to the exchange plan. Only Short Term Income Fund, Money Market Port-folio is available for IRA accounts.

THE PRICE AT WHICH SHARES ARE EXCHANGED is determined by the time of day we re-ceive your request. TO GET TODAY'S PRICE:

 . For an IRA account, call us at 1-800-962-1585 before Closing Time.

 . If you are exchanging between Acorn Fund and Acorn International, or from Acorn Fund or Acorn International into one of the money funds, call us at 1-800-962-1585 before Closing Time.

 . If you are exchanging from one of the money funds to Acorn Fund or Acorn In-ternational, CALL REICH & TANG AT 1-800-221-3079 BEFORE 11:00 A.M. CHICAGO TIME.

Because of the time needed to transfer money between the funds and the money funds, you may not exchange into and out of a money fund on the same or succes-sive days; there must be at least one day between exchanges.

EXCHANGE PLAN RESTRICTIONS
 . Because the funds are closed to new investors, you may not use the exchange plan to purchase shares of Acorn Fund or Acorn International from a money fund account unless that account was first opened by exchange from Acorn Fund or Acorn International.

PROSPECTUS                             18

 . The fund you are exchanging into must be registered for sale in your state.

 . You may only exchange between accounts that are registered in the same name, address, and taxpayer identification number.

 . If you are opening a new account by exchange, your exchange must be at least
  $1,000 or $200 for an IRA account.

 . Before exchanging into a fund, you should read its prospectus.

 . Exchanges may have tax consequences for you.

 . The exchange plan is not available for shares of either fund for which you have been issued certificates. (If you want to exchange shares between funds, call 1-800-962-1585 to get instructions for returning your certificates.)

 . If your account is subject to backup withholding, you may not use the ex-change plan.

 . Because excessive trading can hurt fund performance and shareholders, the funds reserve the right to temporarily or permanently terminate the exchange privilege of any investor who makes excessive use of the exchange plan. The funds may limit the number of exchanges per calendar year.

 . The funds also reserve the right to refuse exchange purchases by any person or group if Acorn believes the purchase will be harmful to existing share-holders.

 . Your exchanges may be restricted or refused if a fund receives or anticipates simultaneous orders affecting significant portions of that fund's assets. In particular, a pattern of exchanges that coincides with a "market timing" strategy may be disruptive to a fund.

The funds reserve the right to terminate or modify the exchange plan at any time, but will try to give you prior notice whenever they are reasonably able to do so.
                                       19                             PROSPECTUS

DIVIDENDS, CAPITAL GAINS, AND TAXES
Each fund distributes substantially all of its net income and capital gains to shareholders each year. Normally, dividends are paid in July and December, and capital gains are distributed in December.

DISTRIBUTION OPTIONS
When you open an account, specify on your application how you want to receive your distributions. If you later want to change your distribution option, call us at 1-800-962-1585. The funds offer three options:

 . REINVESTMENT OPTION. Your dividends and capital gain distributions will be automatically reinvested in additional shares of the fund. If you do not in-dicate a choice on your application, you will be assigned this option.

 . INCOME-ONLY OPTION. Your capital gain distributions will be automatically re-invested, but you will be sent a check for each dividend.

 . CASH OPTION. You will be sent a check for each dividend and capital gain dis-tribution.

FOR IRA ACCOUNTS, all distributions are automatically reinvested because pay-ment of distributions in cash would be a taxable distribution from your IRA, and might be subject to income tax penalties if you are under 59 1/2 years old. After you are 59 1/2, you may request payment of distributions in cash.

When you reinvest, the reinvestment price is the fund's NAV at the close of business on the reinvestment date. The mailing of distribution checks will usu-ally begin on the payment date, which is usually one week after the ex-dividend date.

TAXES
As with any investment, you should consider how your investment in a fund will be taxed. If your account is a tax-deferred account, for example, an IRA or an employee benefit plan account, the following tax discussion does not apply. If your account is not a tax-deferred account, however, you should be aware of the following tax rules:

TAXES ON DISTRIBUTIONS. Distributions are subject to federal income tax, and may also be subject to state or local taxes. If you live outside the United States, your distributions could also be taxed by the country in which you re-side.

Your distributions are taxable when they are paid, whether you take them in cash or reinvest them in additional shares. However, distributions declared in December and paid in January are taxable as if they were paid on December 31.

For federal tax purposes, each fund's income and short-term capital gain dis-tributions are taxed as dividends; long-term capital gain distributions are taxed as long-term capital gains. Every January, Acorn will send you and the IRS a state-
PROSPECTUS                             20
ment, called a Form 1099, showing the amount of each taxable distribution you received in the previous year.

TAXES ON TRANSACTIONS. Your redemptions--including exchanges between funds or into a money fund--are subject to capital gains tax. A capital gain or loss is the difference between the cost of your shares and the price you receive when you sell them.

Whenever you sell shares of either fund, Acorn will send you a confirmation statement showing how many shares you sold and at what price. You will also re-ceive a year-end statement every January. It is up to you or your tax preparer to determine whether any given sale resulted in a capital gain and, if so, the amount of tax to be paid. Be sure to keep your regular account statements; the information they contain will be essential in calculating the amount of your capital gains.

FOREIGN INCOME TAXES
Investment income received by either fund from sources within foreign countries may be subject to foreign income taxes withheld at the source. If a fund pays nonrefundable taxes to foreign governments during the year, the taxes will re-duce that fund's dividends but will still be included in your taxable income. You may be able to claim an offsetting credit or deduction on your tax return for your share of foreign taxes paid by Acorn International (but not by Acorn Fund because not enough of Acorn Fund's assets are invested in foreign securi-ties for Acorn Fund to be able to pass through the foreign tax credit). Acorn International will send you this information as part of your annual Form 1099.

WHEN YOU SIGN YOUR ACCOUNT APPLICATION, you will be asked to certify that your Social Security or taxpayer identification number is correct and that you are not subject to 31% backup withholding for failing to report income to the IRS. If you violate IRS regulations, the IRS can require Acorn to withhold 31% of your taxable distributions and redemptions.

--------------------------------------------------------------------------------
UNDERSTANDING DISTRIBUTIONS

As a fund shareholder, you are entitled to your share of a fund's net income and any net gains realized on its investments.

The funds' income from dividends and interest, and any net realized short-term capital gain, are paid to you as DIVIDENDS. A fund realizes capital gains when-ever it sells securities for a higher price than it paid for them. Net realized long-term gains are paid to you as CAPITAL GAIN DISTRIBUTIONS.
--------------------------------------------------------------------------------

                                       21                             PROSPECTUS

THE FUNDS IN DETAIL

ORGANIZATION
Acorn Fund and Acorn International are series of Acorn Investment Trust ("Acorn" or the "Trust"), an open-end, management investment company. The Acorn Fund, Inc. began operations in 1970, and was reorganized as the Acorn Fund se-ries of the Trust on June 30, 1992. The Trust is a Massachusetts business trust organized on April 21, 1992. Acorn International began operations on September 23, 1992.

Each share of a fund is entitled to participate pro rata in any dividends and other distributions declared by the board of trustees with respect to that fund, and all shares of a fund have equal rights in the event of liquidation of that fund.

THE TRUST IS GOVERNED BY A BOARD OF TRUSTEES, which is responsible for protect-ing the interests of the shareholders of the funds. The trustees are experi-enced executives and professionals who meet at regular intervals to oversee the activities of the Trust and the funds. A majority of trustees are not otherwise affiliated with Acorn or WAM.

ACORN MAY HOLD SPECIAL MEETINGS OF SHAREHOLDERS to elect or remove trustees, change fundamental policies, approve a management contract, or for other pur-poses. Acorn will mail proxy materials in advance, including a voting card and information about the proposals to be voted on. You are entitled to one vote for each share of Acorn Fund and Acorn International that you own. Shareholders not attending these meetings are encouraged to vote by proxy.

MANAGEMENT
The funds are managed by Wanger Asset Management, L.P. (WAM), 227 West Monroe Street, Suite 3000, Chicago, Illinois 60606; WAM chooses the funds' investments and handles their business affairs, under the direction of the board of trust-ees. WAM is a limited partnership managed by its general partner, Wanger Asset Management, Ltd., which is controlled by Ralph Wanger. WAM manages more than $4 billion in assets.

RALPH WANGER is the funds' portfolio manager and has managed the portfolios since each fund began (June 1970 for Acorn Fund and September 1992 for Acorn International). Mr. Wanger has been president and a member of the board of Acorn (and its predecessor, The Acorn Fund, Inc.) since 1970. He is a principal of WAM and was a principal of the Fund's prior adviser until July 1992. Mr. Wanger is primarily responsible for development of the funds' investment strat-egies.

CHARLES P. MCQUAID and TERENCE M. HOGAN are co-managers of Acorn Fund. Mr. Mc-Quaid is senior vice president and a trustee of the Trust. Mr. Hogan is a vice president of the Trust. Mr. McQuaid

PROSPECTUS                             22
and Mr. Hogan have been principals of WAM since July 1992. Before that date, Mr. McQuaid was a principal and Mr. Hogan was an analyst with the Trust's prior investment adviser.

LEAH J. ZELL is co-manager of Acorn International and is a vice president of the Trust. Ms. Zell has been a principal of WAM since July 1992 and was an ana-lyst with the Trust's prior investment adviser before that date.

The other executive officers are Robert M. Slotky, vice president and treasur-er, and Merrillyn J. Kosier, vice president and secretary.

State Street Bank and Trust Company is each fund's transfer agent and custodi-an.

EXPENSES
Like all mutual funds, Acorn Fund and Acorn International pay expenses related to their daily operations. Expenses paid out of each fund's assets are re-flected in its share price or dividends.

Each fund pays a MANAGEMENT FEE to WAM for managing its investments and busi-ness affairs. See "Expenses and Performance." The rates of fee paid by Acorn International are higher than those paid by most mutual funds, reflecting the higher costs involved in management of an international portfolio.

Each fund pays the management fee to WAM and the fees of its custodian, trans-fer agent, auditors, and lawyers. It also pays other expenses such as the cost of compliance with federal and state laws, proxy solicitations, shareholder re-ports, taxes, insurance premiums, and the fees of trustees who are not other-wise affiliated with Acorn or WAM.

THE ACORN PHILOSOPHY
ACORN FUND AND ACORN INTERNATIONAL SEEK LONG-TERM GROWTH OF CAPITAL. Although income is considered in the selection of securities for Acorn Fund, neither fund is designed for investors seeking primarily income rather than capital appreciation.

ACORN PREFERS SMALL COMPANIES. Since large institutions seek highly marketable stocks, the stocks of large companies are studied in detail by security ana-lysts, with the result that all investors know much the same thing about large companies. WAM prefers to work with stocks where values are more attractive be-cause the facts about the companies are not universally known. Acorn Fund and Acorn International thus generally concentrate on that segment of the market where the competition is less intense--companies with a total common stock mar-ket capitalization of less than $1 billion. WAM wants to be able to understand any company in which Acorn invests, and smaller companies are easier to compre-hend than large firms or conglomerates. When a company develops into a multi-industry giant, it is dif-
                                       23                             PROSPECTUS
ficult for even the top management of the company to understand its own busi-ness and even harder for an outsider to follow such widespread activities.
Since WAM insists on understanding Acorn's investments, WAM talks to top man-agement directly whenever possible. That is easier to do with smaller firms.

LOOKING FOR HIGH QUALITY COMPANIES. The funds look for quality businesses, with each investment ideally resting on a solid tripod of growth potential, finan-cial strength, and fundamental value. Not all of the companies in which the funds invest necessarily have all of these characteristics.

The sources of growth are a growing marketplace for the company's product, good design, efficient manufacturing, sound marketing, and good profit margins. Fi-nancial strength means low debt, adequate working capital, and conservative ac-counting principles. Strong capitalization gives management the stability and flexibility to reach strategic objectives. In economies with less well-devel-oped capital markets than those of the U.S., a strong balance sheet is an es-sential component of competitive advantage. Fundamental value means low rela-tive price. The existence of a good company does not necessarily make its stock a good buy. The price of the stock determines value as measured relative to dividends, earnings, growth rate, book value, and economic replacement value of assets. The emphasis on fundamentals in relation to price sets Acorn Fund and Acorn International apart from pure "growth" or "value" funds.

WAM also believes that finding and understanding high quality companies is im-portant because investing in smaller companies involves relatively higher in-vestment costs. One way to reduce these costs is to invest with a long-term time horizon (at least 3-5 years) and to avoid frequent turnover of the stocks held by the funds. Occasionally, however, securities purchased on a long-term basis may be sold within 12 months after purchase in light of a change in the circumstances of a particular company or industry, or in general market or eco-nomic conditions.

INVESTMENT THEMES. To find long-term investments and reduce portfolio turnover, the funds seek out areas of the economy that they believe will benefit from fa-vorable long-term economic and political trends. These areas of emphasis may change from time to time, and are usually related to identified investment themes or market niches. A small company frequently can carve out a specialized niche for itself. The niche can be geographic, like that of a regional bank, utility, or railroad. It can be technological, based on patents and know-how. Sometimes the niche is a marketing technique. In international investing, the niche can be participation in a fast-growth economy. A
PROSPECTUS                             24
well-run business in a growing country has an easier path to a high growth rate. The most important single theme at this time is the information group (including communications, media, electronics, and computer systems and soft-ware).

The funds invest primarily in equity securities, including common and pre-ferred stocks, warrants or other similar rights, and convertible securities. The funds may purchase foreign securities in the form of American Depository Receipts (ADRs), European Depository Receipts (EDRs), or other securities rep-resenting underlying shares of foreign issuers. The funds may also invest in any other type of security, including debt securities.

Under normal market conditions, Acorn International invests at least 75% of its total assets, taken at market value, in foreign securities. Acorn Fund's investments in foreign securities are limited to no more than one-third of its total assets. The foreign securities in which the funds invest may be traded in mature markets (for example, Japan, Canada, and the United Kingdom) and in emerging markets (Mexico and Indonesia, for example), examples of which are included in the SAI under "Investment Techniques and Risks--Foreign Securi-ties." There are no limits on either fund's geographic asset distribution; at December 31, 1994 Acorn International had investments in 43 countries and Acorn Fund had investments in 37 countries.

The funds may invest without limit in corporate or government obligations or hold cash or cash equivalents if WAM determines that a temporary defensive po-sition is advisable. If investments in foreign securities appear to be rela-tively unattractive because of current or anticipated adverse political or economic conditions, Acorn International may hold cash or invest any portion of its assets in securities of the U.S. government and equity and debt securi-ties of U.S. companies, as a temporary defensive strategy. The funds use vari-ous techniques to increase or decrease their exposure to the effects of possi-ble changes in security prices, currency exchange rates, or other factors that affect the value of a fund's portfolio. These techniques include buying and selling options, futures contracts, or options on futures contracts, or enter-ing into currency exchange contracts or swap agreements.

The investment objective of either Acorn Fund or Acorn International may be changed by the board of trustees without shareholder approval. If there were such a change, you should consider whether that fund would remain an appropri-ate investment in light of your then current financial position and needs. The funds are not intended, alone or together, to present a balanced investment program.
                                      25                             PROSPECTUS

SECURITIES, INVESTMENT PRACTICES, AND RISKS
The following pages contain more detailed information about types of invest-ments the funds may make, and strategies WAM may employ in pursuit of each fund's investment objective, including information about the associated risks and restrictions. All policies stated throughout this prospectus, other than those identified as fundamental, can be changed without shareholder approval. A complete statement of each fund's investment restrictions is included in the SAI. Policies and limitations are considered at the time of purchase; the sale of instruments is not required because of a subsequent change in circumstances.

WAM may not buy all of these instruments or use all of these techniques to the full extent permitted unless it believes that doing so will help a fund achieve its goal.

Common stocks represent an equity (ownership) interest in a corporation. This ownership interest often gives a fund the right to vote on measures affecting the company's organization and operations. Although common stocks have a his-tory of long-term growth in value, their prices tend to fluctuate in the short term.

Acorn Fund and Acorn International invest mostly in the securities of smaller companies, that is, companies with a total market capitalization of less than $1 billion. During some periods, the securities of small companies, as a class, have performed better than the securities of large companies, and in some peri-ods they have performed worse. Stocks of small companies tend to be more vola-tile and less liquid than stocks of large companies. Small companies, as com-pared to larger companies, may have a shorter history of operations, may not have as great an ability to raise additional capital, may have a less diversi-fied product line making them susceptible to market pressure, and may have a smaller public market for their shares.

Restrictions: Neither fund may acquire securities of any one issuer which at the time of investment (a) represent more than 10% of the voting securities of the issuer or (b) have a value greater than 10% of the value of the outstanding securities of the issuer.*

FOREIGN SECURITIES
International investing allows you to achieve greater diversification and to take advantage of changes in foreign economies and market conditions. From time to time, many foreign economies have grown faster than the U.S. economy, and the returns on investments in these countries have ex-
--------------------------------------------------------------------------------
*These restrictions are "fundamental," which means that they cannot be changed without shareholder approval.
PROSPECTUS                             26
ceeded those of similar U.S. investments, although there can be no assurance that these conditions will continue.

Investments in foreign securities provide opportunities different from those available in the U.S., and risks which in some ways may be greater than in U.S. investments, including: fluctuations in exchange rates of foreign currencies; imposition of exchange control regulations or currency restrictions that would prevent cash from being brought back to the United States; less public informa-tion with respect to issuers of securities; less governmental supervision of stock exchanges, securities brokers, and issuers of securities; different ac-counting, auditing, and financial reporting standards; different settlement pe-riods and trading practices; less liquidity, frequently greater price volatili-ty, and higher transaction costs in foreign markets than in the United States; imposition of foreign taxes; and sometimes less advantageous legal, operation-al, and financial protections applicable to foreign sub-custodial arrangements.

Investing in countries outside the U.S. also involves political risk. A foreign government might restrict investments by foreigners, expropriate assets, seize or nationalize foreign bank deposits or other assets, establish exchange con-trols, or enact other policies that could affect investment in these nations. Economies in individual markets may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rates of in-flation, currency depreciation, capital reinvestment, resource self-sufficiency and balance of payments positions. Many emerging market countries have experienced extremely high rates of inflation for many years. That has had and may continue to have very negative effects on the economies and securities mar-kets of those countries.

The securities markets of emerging countries are substantially smaller, less developed, less liquid, and more volatile than the securities markets of the United States and other more developed countries. Disclosure and regulatory standards in many respects are less stringent than in the U.S. There also may be a lower level of monitoring and regulation in emerging markets of traders, insiders, and investors. Enforcement of existing regulations has been extremely limited.

The funds may invest in ADRs that are not sponsored by the issuer of the under-lying security. To the extent a fund does so, it would probably bear its pro-portionate share of the expenses of the depository and might have greater dif-ficulty in receiving copies of the issuer's share-
                                       27                             PROSPECTUS
holder communications than would be the case with a sponsored ADR.

The funds may invest in securities purchased on a when-issued and delayed de-livery basis. Although the payment terms of these securities are established at the time a fund enters into the commitment, the securities may be delivered and paid for a month or more after the date of purchase, when their value may have changed. A fund will make such commitments only with the intention of actually acquiring the securities, but may sell the securities before settlement date if WAM considers it advisable for investment reasons.

Restrictions. Under normal market conditions, Acorn International invests at least 75% of its total assets in foreign securities. Acorn Fund's investments in foreign securities are limited to not more than 33% of its total assets.

MANAGING INVESTMENT EXPOSURE
The funds use various techniques to increase or decrease their exposure to the effects of possible changes in security prices, currency exchange rates or other factors that affect the value of the funds' portfolios. These techniques include buying and selling options, futures contracts, or options on futures contracts, or entering into currency exchange contracts or swap agreements.

These techniques are used by WAM to adjust the risk and return characteristics of the funds' portfolios. If WAM judges market conditions incorrectly or em-ploys a strategy that does not correlate well with a fund's investments, or if the counterparty to the transaction does not perform as promised, the transac-tion could result in a loss. Use of these techniques may increase the volatil-ity of a fund and may involve a small investment of cash relative to the magni-tude of the risk assumed. These techniques are used by the funds for hedging, risk management or portfolio management purposes and not for speculation.

CURRENCY EXCHANGE TRANSACTIONS. A currency exchange transaction may be con-ducted either on a spot (i.e., cash) basis at the spot rate for purchasing or selling currency prevailing in the foreign exchange market or through a forward currency exchange contract ("forward contract"). A forward contract is an agreement to purchase or sell a specified currency at a specified future date (or within a specified time period) and price set at the time of the contract. Forward contracts are usually entered into with banks and broker-dealers, are not exchange-traded and are usually for less than one year, but may be renewed.

Currency exchange transactions may involve currencies of the different coun-tries in which the funds may invest, and serve as hedges against possible vari-ations in the ex-
PROSPECTUS                             28
change rate between these currencies. The funds' currency transactions are limited to TRANSACTION HEDGING and PORTFOLIO HEDGING involving either specific transactions or actual or anticipated portfolio positions. Transaction hedging is the purchase or sale of a forward contract with respect to a specific re-ceivable or payable of a fund accruing in connection with the purchase or sale of portfolio securities. Portfolio hedging is the use of a forward contract with respect to an actual or anticipated portfolio security position denomi-nated or quoted in a particular currency. The funds may engage in portfolio hedging with respect to the currency of a particular country in amounts ap-proximating actual or anticipated positions in securities denominated in that currency. When a fund owns or anticipates owning securities in countries whose currencies are linked, WAM may aggregate those positions as to the currency hedged. Although forward contracts may be used to protect a fund from adverse currency movements, the use of such hedges may reduce or eliminate the poten-tially positive effect of currency revaluations on that fund's total return.

OPTIONS AND FUTURES. Each fund may enter into stock index or currency futures contracts (or options thereon) to hedge a portion of that fund's portfolio, to provide an efficient means of regulating the fund's exposure to the equity markets, or as a hedge against changes in prevailing levels of currency ex-change rates. Each fund may write covered call options and purchase put and call options on foreign currencies, securities, and stock indices. Futures contracts and options can be highly volatile. A fund's attempt to use such in-vestments for hedging purposes may not be successful and could result in reduction of that fund's total return.

Restrictions. A fund will not use futures contracts for speculation, and will limit its use of futures contracts so that no more than 5% of that fund's to-tal assets would be committed to initial margin deposits or premiums on such contracts. The aggregate market value of each fund's currencies or portfolio securities covering call or put options will not exceed 10% of that fund's net assets.

DEBT SECURITIES
Bonds and other debt instruments are methods for an issuer to borrow money from investors. The issuer pays the investor a fixed or variable rate of in-terest, and must repay the amount borrowed at maturity. Debt securities have varying degrees of quality and varying levels of sensitivity to changes in in-terest rates.

"Investment grade" debt securities are those rated within the four highest ratings categories of Standard & Poor's Corporation ("S&P") or
                                      29                             PROSPECTUS

Moody's Investors Services, Inc. ("Moody's") or, if unrated, determined by WAM to be of comparable quality. Securities rated BBB or Baa are considered to be medium grade and to have speculative characteristics. Investment in non-in-vestment grade debt securities is speculative and involves a high degree of risk.

Lower-rated debt securities (commonly called "junk bonds") are often consid-ered speculative and involve greater risk of default or price changes due to changes in the issuer's credit-worthiness. The market prices of these securi-ties may fluctuate more than higher-rated securities and may decline signifi-cantly in periods of general economic difficulty.

MONEY MARKET INSTRUMENTS are high-quality, short-term debt securities that present minimal credit risk. These instruments may carry fixed or variable in-terest rates.

Restrictions: There are no restrictions on the ratings of debt securities in which either fund may invest. Acorn Fund does not intend to invest more than 5% of its net assets in securities rated at or lower than the lowest invest-ment grade. Acorn International will not invest more than 20% of its total as-sets in debt securities that are of below investment grade quality.

Acorn Fund may invest without limit in corporate or government obligations, or hold cash or cash equivalents if WAM determines that a temporary defensive po-sition is advisable. If investments in foreign securities appear to be rela-tively unattractive because of current or anticipated adverse political or economic conditions, Acorn International may hold cash or invest any portion of its assets in securities of the U.S. government and equity and debt securi-ties of U.S. companies, as a temporary defensive strategy. To meet liquidity needs (which, under normal market conditions, are not expected to exceed 25% of its total assets) or for temporary defensive purposes, each fund may hold cash in domestic and foreign currencies and may invest in domestic and foreign money market securities.

ILLIQUID AND RESTRICTED
SECURITIES
Some investments may be determined by WAM to be illiquid, which means that they may be difficult to sell promptly at an acceptable price. Other securi-ties, such as securities acquired in private placements, may be sold only pur-suant to certain legal restrictions. Difficulty in selling securities may re-sult in delays or a loss, or may be costly to the fund.

Restrictions. Acorn Fund may not purchase a security if, as a result, more than 10% of its assets would be invested in illiquid or restricted securities. Acorn International is
PROSPECTUS                            30
similarly restricted with respect to 15% of its assets.*

DIVERSIFICATION
Diversifying the funds' investment portfolios can reduce the risks of invest-ing. This may include limiting the amount of money invested in any one company or, on a broader scale, limiting the amount invested in any one industry or country.

Restrictions. Acorn Fund may not invest more than 5% of its total assets in the securities of any one issuer. Acorn International is similarly limited with re-spect to 75% of its total assets. Neither fund may invest more than 25% of its total assets in any one industry. These limitations do not apply to U.S. gov-ernment securities.*

OTHER INVESTMENT COMPANIES
Certain markets are closed in whole or in part to equity investments by for-eigners. The funds may be able to invest in such markets solely or primarily through governmentally- authorized investment companies.

Investment in another investment company may involve the payment of a premium above the value of the issuer's portfolio securities, and is subject to market availability. In the case of a purchase of shares of such a company in a public offering, the purchase price may include an underwriting spread. The funds do not intend to invest in such circumstances unless, in the judgment of WAM, the potential benefits of such investment justify the payment of any applicable premium or sales charge. As a shareholder in an investment company, a fund would bear its ratable share of that investment company's expenses, including its advisory and administration fees. At the same time the fund would continue to pay its own management fees and other expenses.

Restrictions. A fund generally may invest up to 10% of its assets in shares of other investment companies and up to 5% of its assets in any one investment company (in each case measured at the time of investment). No investment in an-other investment company may represent more than 3% of the outstanding voting stock of the acquired investment company at the time of investment.

OTHER SECURITIES
The funds have the power to invest in repurchase agreements and reverse repur-chase agreements, but have no present intention of doing so.
--------------------------------------------------------------------------------
*These restrictions are fundamental.
                                       31                             PROSPECTUS

 HOW TO CONTACT US


MAIL
                                                                            LOGO
--------------------------------------------------------------------------------
State Street Bank & Trust      . for regular mail delivery, including
Co.                              purchases, written exchanges, redemptions,
Attn: Acorn Funds                and IRA contributions
P.O. Box 8502
Boston, MA 02266-8502

Boston Financial Data          . for overnight deliveries of purchases,
Service                          written exchanges, redemptions, or IRA
Attn: Acorn Funds                contributions
2 Heritage Drive
N. Quincy, MA 02171

Wanger Asset Management, L.P.  . the funds and their advisor
227 W. Monroe St., Suite 3000
Chicago, IL 60606-5016

--------------------------------------------------------------------------------

PHONE
                                                                            LOGO
--------------------------------------------------------------------------------
1-800-9-ACORN-9                  . for fund information, account balances,
(1-800-922-6769)                   literature, prices, and performance
                                   information (from outside the U.S. 1-312-634-
                                   9240)

1-800-962-1585                   . for telephone purchases, exchanges and
                                   redemptions, and for IRA information (from outside the U.S. 1-617-774-5000 ext. 6457)

1-800-221-3079                   . to exchange OUT OF a money fund

1-800-306-4567                   . TDD service for the deaf and hearing impaired

Customer service is available on business days from 8:00 a.m. to 4:30 p.m. Chicago (central) time.

Telephone requests for purchases, redemptions or exchanges from Acorn or Acorn International must be made by 3:00 p.m. Chicago (central) time.

--------------------------------------------------------------------------------

WIRE

                                                                            LOGO
--------------------------------------------------------------------------------
State Street Bank and Trust Co.  . to wire money from your bank to add to an
Attn: Mutual Funds                 EXISTING account
Boston, MA 02110
Routing #0110-0002-8
Deposit DDA 9902-990-2
Specify the name of the
fund and the name and the
number on your account

                                       32                             PROSPECTUS

-------------------------------------------------------------------------------
Acorn Investment Trust                  P.O. Box 8502                    [LOGO]
                                        Boston, MA 02266-8502


Application

It takes only a few moments to fill out this simple step-by-step application. If you have questions, call us at 1-800-9-ACORN-9 (1-800-922-6769), weekdays, 8:00am--4:30pm, Chicago (Central) time. Please be sure to print your information on this application, then simply sign and return it to us in the postage-paid envelope we've provided.
(Please do not use this form if you are opening an IRA.)

YOUR ACCOUNT REGISTRATION
___ __ ____
Social Security Number (Use minor's social security number for gifts/transfers to minors) or

__ _______
Taxpayer ID Number

---------------------------------------
Your current Acorn Fund account number

---------------------------------------
Your current Acorn International account number
================================================================================
____  Individual or Joint* Account


-----------------------------------------------        ---------
Owner's name: first, middle initial, last              Birthdate


-----------------------------------------------        ---------
Joint owner's name: first, middle initial, last        Birthdate

*Joint tenants with right of survivorship, unless you indicate otherwise.
================================================================================
____  Gift/Transfer to a Minor (ugma/utma)

_______________________________________________ as custodian for
Custodian's name: first, middle initial, last

_______________________________________________ under the
Minor's name: first, middle initial, last

____________________________  Uniform Gifts/Transfers to Minors Act.
State

____________________________
Minor's Date of Birth
================================================================================
____  Trust or Established Employee Benefit
      or Profit-Sharing Plan

________________________________________ as trustee of
Trustee('s) name(s)

______________________________________________________
Name of Trust Agreement


______________________________________________________
Date of Trust Agreement


Please include copy of first page and last page of trust agreement.
================================================================================
____  Corporation or Other Entity


_______________________________________________________________________
Name of corporation or other entity


_______________________________________________________________________
Type of entity (for example, corporation, partnership, non-profit)

Please attach a certified copy of your corporate resolution showing the person(s) authorized to act on this account.
--------------------------------------------------------------------------------
ADDRESS

------------------------------------------
Street or P.O. Box


------------------------------------------
City, State, Zip Code


------------------------------------------
Daytime phone, including area code


____  U.S. Citizen    ____  Non-citizen residing in U.S.

To invest, you must be a U.S. citizen (or a non-citizen residing in the U.S.) with a social security or tax identification number.
================================================================================
CHOOSE YOUR INVESTMENTS

There is an initial investment minimum of $1,000 per Fund.

____  Acorn Fund            $______________________

____  Acorn International   $______________________

      Total Investment      $______________________

Make check(s) payable to Acorn Fund or Acorn International.
Although the funds are currently closed to new investors,
current shareholders may continue to invest.
================================================================================
DIVIDEND/CAPITAL GAINS PAYMENT OPTIONS

Please choose how you want to receive your income dividends and capital gains. If no option is checked, all dividends and capital gains will be reinvested automatically. (Check one box.)

____ Reinvest dividends and capital gains to help keep my account growing.

____  Pay dividends and capital gains in cash.

____  Pay dividends in cash; reinvest capital gains.
================================================================================
DUPLICATE STATEMENTS
____  Send duplicate statements for my account to:


_____________________________________________________
Name


_____________________________________________________
Street or P.O. Box


_____________________________________________________
City, State, Zip Code



                                                             (More on the back.)

--------------------------------------------------------------------------------
AUTOMATIC INVESTMENT PLAN

To keep building your investments, you can easily add to your fund accounts by joining the automatic investment plan:

____ Automatic Investment Plan: to add to your Acorn account automatically

____  Acorn Fund                                $_________________________

____  monthly           ____  quarterly (check only one box)


____  Acorn International                       $_________________________

____  monthly           ____  quarterly (check only one box)

The minimum automatic investment is $100; the maximum is $50,000. Write "void" across the face of a check from the bank account you will be using, then send the check with this form.
================================================================================
BANK TRANSFER OPTIONS

To make transactions fast and easy, choose the Telephone Purchase Plan, Telephone Redemption by Wire Plan, or both. It takes about 10 days to set up these plans.

____ Telephone Purchase Plan: to add to your Acorn account or Acorn International account by transferring money from your bank checking account ($100 minimum, $50,000 maximum per transfer.)

____ Telephone Redemptions by Wire: to redeem shares and transfer the money to your bank checking account ($1,000 minimum, $50,000 maximum per transaction.)

Telephone requests for purchases or redemptions must be made by 3:00 p.m. Chicago (central) time.

Write "void" across the face of a check from the bank account you will be using, then send the check with this form.
================================================================================
TELEPHONE PLANS

You automatically have the ability to exchange and redeem shares by telephone unless you check the boxes below. Proceeds of telephone redemption requests are paid by check mailed to the address of record and may not be more than $50,000. Exchanges must be between identically-registered accounts and requested by 3:00 p.m. Chicago (central) time. See the prospectus for details.

I do not want:        ____  telephone exchanges

                      ____  telephone redemptions
--------------------------------------------------------------------------------
SIGNATURE

By signing this form, I certify that:

I am of legal age, have received and read the Prospectus, and agree to its terms. I understand that each of the account services, including the telephone exchange plan, may be terminated or modified by Acorn in the future.

Under penalty of perjury, the Social Security or Tax Identification Number given is correct. If I fail to give the correct number or sign this form, Acorn Fund or Acorn International may reject, restrict, or redeem my investment. I may also be subject to IRS backup withholding on all distributions and redemptions, as described in the Prospectus.

I authorize Acorn Fund, Acorn International, and their affiliates and agents to act on any instructions reasonably believed to be genuine for any service authorized on this form (including telephone transactions). I agree that they will not be liable for any resulting loss or expense. I certify that I have read the explanations of and agree to the terms and provisions for the services I have elected as set forth in the current prospectus of Acorn Fund and Acorn International, as amended from time to time.

(If you have elected the Automatic Investment Plan or any Bank Transfer Option) I authorize Acorn Fund, Acorn International and their affiliates and agents to initiate (1) credit entries (deposits) (if I have elected the telephone redemption bank transfer option), (2) debit entries (withdrawals) (if I have elected to participate in the Automatic Investment Plan or telephone purchase Bank Transfer Option), and (3) debit or credit entries and adjustments for any entries made in error to my bank account, for which I have attached a voided check. This authorization will remain effective until I notify Acorn in writing or by telephone at 1-800-962-1585 of its termination and until Acorn has a reasonable time to act on that termination.

Under penalty of perjury, I am NOT currently subject to backup withholding for failure to report dividend or interest income to the IRS. (Please cross out "NOT" if you are currently subject to withholding.)

Please sign here.
(Joint accounts require both signatures.)

X
-----------------------------------------------------------------    -----------
Signature (Sign exactly as name appears in Account Registration)        Date



X
-----------------------------------------------------------------    -----------
Signature (Sign exactly as name appears in Account Registration)        Date

-------------------------------------------------------------------------------
Acorn Investment Trust                  P.O. Box 8502                    [LOGO]
                                        Boston, MA 02266-8502

Acorn Investment Trust
P.O. Box 8502
Boston, MA 02266-8502